                                                                     EXHIBIT 2.3

                     SUPPLEMENTAL AND AMENDMENT AGREEMENT
                            TO THE MERGER AGREEMENT


                               executed between

                          ADVERTISING ANTWERPEN B.V.

                    CANTABRO CATALANA DE INVERSIONES, S.A.

                    COMPANIA DE CARTERA E INVERSIONES, S.A.

                                  DEYA, S.A.

                            HAVAS ADVERTISING S.A.

                                 INVERMARO, SL

                  INVERSIONES Y SERVICIOS PUBLICITARIOS, S.A.

                               CALLE ARCOS, S.L.

                                                                   22 March 1999

                                                                         Page 1.

                     SUPPLEMENTAL AND AMENDMENT AGREEMENT
                            TO THE MERGER AGREEMENT

BETWEEN:

On one hand,

DEYA, S.A., a limited liability company duly incorporated and legally existing under the laws of Luxembourg, with registered office at 19-21 Boulevard du Prince Henri, L-1724 Luxembourg, R.C 26285, registered with the Trade Register in Luxembourg under number 26.285, Section B, with Tax Identification Number A-J7500040, duly represented by Mr. Enrique Pinel Lopez, of Spanish nationality, of legal age, and with Identification Number 2.011.846 in his capacity as Administrator of the company specially empowered by virtue of the resolution passed by the Board of Directors on January 19, 1999, legalized before the Notary Public of Luxembourg Mr. Paul Bettingen, on January 25, 1999, ("Deya").

ADVERTISING ANTWERPEN B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) duly incorporated and legally existing under the laws of The Netherlands with corporate seat in Amsterdam, The Netherlands, and registered office at World Trade Center, Tower B, 17/th/ floor, Strawinskylann 1725, 1077 XX Amsterdam. The Netherlands, registered with the Trade Register in Amsterdam under number 33.250.361, duly represented by Mr. Leopoldo Rodes Castane, of Spanish nationality, of legal age, and with passport number 36210822 by virtue of a power of attorney granted by the Managing Director formalized before the Notary Public Dr. Gerard Strang of Amsterdam, The Netherlands, on January 26, 1999 ("Advertising Antwerpen").

CANTABRO CATALANA DE INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Santander (Spain), Paseo de Pereda n 9, registered with the Trade Register in Cantabria, volume 643, folio 97, page number S-8744, second inscription, with Tax Identification Number A-08007478, duly represented by Mr. Francisco Gonzalez-Robatto Fernandez, of Spanish nationality, of legal age, with Identification Number 50.792.382X, by virtue of the power of attorney granted by the Board of Directors on January 20, 1999 and formalized before the Notary Public of Santander Mr. Jose Maria Prada Diez on January 25, 1999, with number 193 of his protocol. ("Cantabro Catalana").

COMPANIA DE CARTERA E INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), Paseo de la Castellana 81, registered at the Trade Register in Madrid volume 5129, 4279 of the third section, folio 24, page number 40669, with Tax Identification Number A-48027890, duly represented by Mr. Manuel Esteve Claramun, of Spanish nationality, of legal age, and with Identification Number 39000910-V./ Mr. Pastor Sampedro Lago, of Spanish nationality, of legal age, and with Identification Number 14377641-L; by virtue of the power of attorney granted by the Administrator (Administrador Solidario) and formalized before the Notary Public of Bilbao Mr. Jose Maria Arriola Arana with number 294 of his protocol, on January 26, 1999 ("Compania de Cartera e Inversiones").
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                                                                         Page 2.

CALLE ARCOS, S.L., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), calle Alberto Alcocer 10, 3B., registered with the Trade Register in Madrid, volume 8,495, folio 8, page number M-136.882, with Tax Identification Number B-60458163, duly represented by Mr. Fernando Rodes Vila, of Spanish nationality, of legal age, and with Identification Number 46219948-E, by virtue of the power of attorney granted by the Administrator (Administrador Solidario), before the Notary Public of Barcelona, Mr. Javier Garcia Ruiz with number 1.228 of his protocol, on March 18, 1999 ("Calle Arcos").

INVERMARO, S.L., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Barcelona (Spain), calle Doctor Fleming 17, registered with the Trade Register in Barcelona, volume 10,952, folio 99, page number B-11.967, third inscription, with Tax Identification Number A-58846858, duly represented by Mr. Jose Martinez-Rovira Vidal, of Spanish nationality, of legal age, and with Identification Number 37.604.987-X, by virtue of the power of attorney granted by the Sole Administrator (Administrador Unico) on April 22, 1997 and formalized before the Notary Public of Barcelona Mr. Amador Lopez Balina with number 2,051 of his protocol ("Invermaro").

INVERSIONES Y SERVICIOS PUBLICITARIOS, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), calle Alberto Alcocer n 10, Apt. 3 B, registered with the Trade Register in Madrid, volume 8661 general, 7529 of the third section of the Company register, folio 95, page number 82483-2, with Tax Identification Number A-78809662, duly represented by Mr. Alfonso Rodes Vila, of Spanish nationality, of legal age and with Identification Number 46.117.217-V; by virtue of the power of attorney granted by the Sole Administrator (Administrador Unico), before the Notary Public of Barcelona, Mr. Javier Garcia Ruiz with number 1.229 of his protocol, on March 18, 1999 ("ISP").

(the "MP Shareholders").

AND

On the other hand,

HAVAS ADVERTISING S.A., a limited liability company duly incorporated and legally existing under the laws of France, with registered office at 84, rue de Villiers, 92683 Levallois-Perret (France), registered with the Trade Register in Nanterre under number B335480265, duly represented by Alain de Pouzilhac, of French nationality, of legal age and with passport number 753197031529, in his capacity as President of the Board of Directors ("HA").

(Jointly, MP Shareholders and HA, referred to as the "Parties").
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                                                                         Page 3.

WHEREAS

The Parties executed a non binding Merger Agreement on 29 November 1998 (amended by a letter-amendment dated 22 January 1999) providing for the Parties to combine their Media Business into one entity which would either directly or through subsidiaries undertake in the long term all the Media Business activities of HA Group and MP Group and jointly develop the combined entity.

NOW THEREFORE THE PARTIES HAVE HEREBY AGREED AS FOLLOWS

Definitions:
------------

Capitalized terms herein have the meaning ascribed to them in the Merger Agreement save for the terms defined in this Agreement.

Article 1 - Focus
-----------------

HA has advised the MP Shareholders of its discussions regarding a possible purchase of Focus in the USA.

HA undertakes to consult and obtain the prior approval of the MP Shareholders regarding such an acquisition process between the date of this Agreement and the Merger Date.

Article 2 - Sopec
-----------------

MP Shareholders have advised HA of the discussions regarding a possible purchase of Sopec by Media Planning.

The MP Shareholders undertake to consult and obtain the prior approval of HA regarding such an acquisition process between the date of this Agreement and the Merger Date.

Article 3 - Costs of the transaction
------------------------------------

The Parties agree that the costs of external advisors related to the Merger will not be taken into account for the purpose of EBITDA calculation under the Merger Agreement (even if paid and/or accounted for in 1998).

The Parties undertake to cause New MP to pay (i) all external advisors costs incurred by the MP Shareholders in connection with the Merger (the ((Media Planning Costs ))) and (ii) costs incurred by HA in connection with the Merger up to an amount equal to 9/11 of the Media Planning Costs. HA will bear the costs incurred by HA in connection with the Merger above said amount.

All taxes, costs and expenses arising out of any reorganization made by HA or the MP Shareholders pursuant to the Merger Agreement shall be paid by the relevant party.

                                                                         Page 4.

Article 4 - SFM
---------------

4.1  SFM earn out

     As provided in Article 1.2.2(a)(viii) of the Merger Agreement, HA is in the process of negotiating the termination of the current earn out arrangements with SFM's senior management. However, if such negotiation is not successfully completed on the Merger Date, the Parties undertake to cause the New MP management to manage SFM, after the Merger Date, in the ordinary course of business so that the basis for the earn out calculation is not artificially modified after the Merger Date.


4.2  Commission on MVBMS' clients

     SFM currently receives commissions on the total net amount of media purchases made on behalf of MVBMS' clients (on average over the 1998 fiscal year, at the rate of 0.90%). The parties agree that such commission is below market standards and could be taken into account, for the sole purpose of Article 12 below, in the 1998 SFM accounts for a proforma amount calculated on the basis of a maximum 1.1% commission for the full 1998 fiscal year.


Article 5 - Ruling and other matters
------------------------------------

5.1  Holding Structure

     The Parties agree that, due to the holding structure, the valuation of HA's contribution under the Merger Agreement, for the sole purpose of determining such valuations as per Article 1.4 of the Merger Agreement, shall be increased to 4.6 million Euros.

5.2  Ruling from the French Tax Authorities

     The contribution of its Media Business by HA requires an approval from the French Tax Authorities (Service de la legislation fiscale, SLF ) in order to be made free of capital gains tax.

     The Parties agree to make their best efforts to obtain the required approvals from the SLF before 15 June 1999 and shall act jointly with the Cabinet Francis Lefebvre in this respect. Should the SLF not have given the required approvals by the Merger Date, the Parties shall take all reasonable steps conforming all applicable tax regulations to minimize HA's tax exposure as a result of the contribution and the Merger Date may be postponed without indemnity up to 30 September 1999 at the latest.

     The Parties undertake to comply with the requirements imposed by the SLF
     (if any).
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                                                                         Page 5.

5.3  UK

     From the Merger Date to the 6/th/ anniversary of the Merger Date, the MP Shareholders shall cause any relevant company, representative, employee, manager and officer of the New MP group not to take any action on behalf of, or relating to the sharecapital of, Euro RSCG Limited except as explicitly required by law or as reasonably requested for tax reasons by HA (provided that such company remains a dormant company and that the request does not imply a cost for New MP).

Article 6 - Non-recurrent compensation
--------------------------------------

The Parties hereby agree that:

     (i)  With regards to UK (HA):

          - HA will pay for 100 % of the long term incentive plan (LTIP) accumulated until 31 December 1998 ;

          - For valuation purposes, the LTIP for 1998 will not take into account in the calculation of EBITDA an amount of 383,000 Pounds before audit adjustment ; however this exclusion shall not affect the Average Net Cash position;

          - For 1999, HA will pay the current LTIP up to any amounts payable for any profit before taxes (PBT objective achieved up to PBT = 1,800,000 Pounds). Any LTIP payment for any PBT achieved in excess of 1,800,000 Pounds shall be paid by New MP ;

          - A new LTIP shall be negotiated for three new years (2000, 2001, 2002).

          - For the period of the New LTIP (three years) HA will pay any amounts due, if any, under said new LTIP for any PBT objective under 1,800,000 Pounds. Any LTIP payment for any PBT achieved in excess of 1,800,000 Pounds shall be paid by New MP. This obligation is subject to HA being present at the negotiation of the new LTIP and approving such new LTIP.

     (ii) -    With regards to Mediapolis France (HA):

               HA will pay for 100 % of the long term incentive plan (LTIP) accumulated until 31 December 1998 ;

          - For valuation purposes, the LTIP for 1998 will not take into account in the calculation of EBITDA an amount of 1,330,000 French Francs before audit adjustment; however this exclusion shall not affect the Average Net Cash position;

          - A new LTIP shall be negotiated for three new years (1999, 2000 and 2001);

                                                                         Page 6.

           - For the period of the New LTIP (three years) HA will pay any amounts due, if any, under said new LTIP for any PBT objective under 12,500,000 French Francs. Any LTIP payment for any PBT achieved in excess of 12,500,000 French Francs shall be paid by New MP. This obligation is subject to HA being present at the negotiation of the new LTIP and approving such new LTIP.

     (iii) With regards to Spain (MP):

           - 125,000,000 Pesetas of the "Prima de gestion" will not be taken into account for the calculation of EBITDA (but will affect the net cash position).

Article 7 - Dividends
---------------------

The Parties hereby agree that MP and HA Media Business will pay a dividend in respect of the fiscal year ending on 31st December 1998 in an amount corresponding to 100% of the net profit of operation of such Media Business for the fiscal year ending on 31st December 1998. In addition Media Planning shall distribute reserves as an extraordinary dividend in an amount of 500,000,000 Pesetas. As a consequence, an amount of 250,000,000 Pesetas shall be deducted from Media Planning's Average Net Cash position for 1998 for the purpose of the valuation formula provided in Article 1.4 of the Merger Agreement.

The respective dividends shall be paid and belong to the respective shareholders as at 31 December 1998.

Article 8 - Acquisitions, Disposals
----------

8.1  Acquisition of Advertising Agencies by HA

     Should HA acquire through purchase, contribution, merger or otherwise a company or a group of companies forming a network of agencies (i.e. with agencies established in more than two countries), Section 1.3.3 of the Merger Agreement shall apply.

     Should HA acquire through purchase, contribution, merger or otherwise a company or a group of companies which do not form a network of agencies (i.e. with agencies established in two countries or less), Section 1.3.3 of the Merger Agreement shall not apply and HA shall be free to proceed with such an acquisition. However, in such circumstance, HA undertakes to offer, (by written notification sent to New MP within one month of such acquisition) to New MP to acquire by purchase, contribution, merger or otherwise the Media Business of the acquired company or companies. New MP shall have one month from the written notification received from HA to notify HA that it wishes to acquire the Media Business of the acquired company or companies (under terms and conditions to be discussed and agreed between HA and New MP as soon as possible after New MP notifying HA its intention to acquire the Media Business of the acquired company or companies). Should New MP not wish to acquire the Media

                                                                         Page 7.

     Business of the acquired company or companies, New MP and such Media Business shall compete independently.

8.2  Disposal

     Should HA wish to sell through a sale, contribution, merger or otherwise an agency or a group of agencies (except in all cases when such sale does not affect New MP media business) the total gross income of which is greater than 5% of the total gross income of the then HA group, the proposed sale shall be subject to the prior approval of the New MP Board of Directors (given at a 2/3 majority).

Article 9 - Change of the valuation formula and resulting changes
-----------------------------------------------------------------

For the purpose of Article 1.4 of the Merger Agreement, the amounts "M" and "C" shall be defined as follows:

     M = valuation multiple of [*].

     C = Average Net Cash position for 1998.
         ----------------------------------
                        2


Article 10 - Clause 1.4.2
-------------------------

Clause 1.4.2 of the Merger Agreement is amended to read as follows:

     (( 1.4.2.  Young and Rubicam clients Migration

     Valuation of Young & Rubicam client's Media Business contributed by HA shall be adjusted in UK and France(for the purposes of this formula, ((Country)) shall be understood to refer to UK or France) by the amounts resulting from applying the following formula:

          [Country EBITDA - (Country Other Income x 0,5)] x Y&R fees x R x M
                                                            --------
                                                          Country fees

     Where:

     Country Other Income =

     a) For UK = to be determined according to UK accounting principles by the Auditors.

     b)  For France = 0

     R =

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                         Page 8.


a)      For UK:  R = 0,75

        b)       For France:  R = 0.50

     M = [*]

     Y&R fees = Fees from Young & Rubicam clients, to be calculated following accounting principles by the Auditors.

     Country fees = Total fees in relevant country, to be calculated following accounting principles by the Auditors.

     If Young & Rubicam clients communicate at any time in writing to New MP or to HA that they will stop being a Media Business client before December 31/st/, 1999, HA shall compensate New MP the value of said clients. Said compensations will be made in the way described in clause 1.5.2.5.>>


Article 11 - Adjustments
------------------------

Article 1.5 of the Merger Agreement shall apply subject to the following modifications:

The actual 1998 accounts of HA Media Business and MP Media Business are attached as Annex A (the "Actual Accounts"). All references to "proforma accounts" and "proforma values" in the Merger Agreement shall be deemed reference to "actual accounts" and "actual values" (resulting from the accounts attached as Annex A) and all references to "actual values" shall be deemed reference to "Actual Audited Values".

On the basis of the Actual Accounts including Chanel fees entirely plus additional MVBMS clients' fees in the amount of US$ 585,000 (the "Initial MVBMS Excess Fees") which are not included in the Audited Accounts, the amount "ThA" (amount of the theoretical adjustment) is equal to zero.

Arthur Andersen, as Independent Auditor, shall review the Actual Accounts as provided in Section 1.5.1.2 of the Merger Agreement and shall calculate the "actual values" according to the procedures that the parties shall jointly notify to Arthur Andersen. The Arthur Andersen report (which shall particularly include its calculation of the "actual values"), shall be provided to the parties on 30 April 1999 at the latest.

The compensation to be paid under Sections 1.5.2.5 and 1.5.2.6 of the Merger Agreement shall be twice the amount resulting from applying Section 1.5.2, as a penalty to be paid by the party generating the deficiency.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                         Page 9.

Article 12 - MVBMS, Settlement of Adjustments
---------------------------------------------

12.1 Settlement Adjustments

Clause 1.6 of the Merger Agreement is amended to read as follows:

     "1.6  Settlement of Adjustments

     HA or the MP Shareholders, as the case may be, will settle the AcA, as calculated pursuant to clause 1.5.1.2 as follows:

     The Initial MVBMS Excess Fees can be either increased or decreased (the amount so increased or decreased being defined as the "Final MVBMS Excess Fees") as a result of the audit provided in Clause 1.5.1.2 of the Merger Agreement so that the resulting amount "AcA" is equal to zero and that there is no adjustment (in cash or by variation of percentage of shareholding in New MP) under the Merger Agreement.

     If as a result of the audit provided in Clause 1.5.1.2 of the Merger Agreement, the Independent Auditor determines that the Actual Audited Value of MP Contributions is lower than the Actual Value of MP Contributions resulting from the Actual Accounts, the MP Shareholders shall have the option:

          Firstly, to reduce the Initial MVBMS Excess Fees,
          Secondly,  to reduce the Chanel Fee,
          Thirdly, to contribute the subsidiary "Actiones Especiales",

     in all cases, applying the standard valuation provided in the Merger Agreement.

     HA or the MP Shareholders, as the case may be, will determine no later than May 17/th/, 1999 their decision as to how to proceed.

     Subject always to Section 1.5.1.3 of the Merger Agreement, if the AcA cannot be settled in full in the way provided above so that "AcA" is equal to zero, the compensation shall be, as a penalty, equal to twice the amount of the AcA and such amount shall be settled by the party liable for the settlement : (i) paying such amount in cash to New MP, or (ii) accepting a decrease of its percentage of participation in New MP, or (iii) a combination of (i) and (ii)."

12.2 Migration US

     12.2.1 The following amounts shall be determined as per the provisions of the Merger Agreement:

     "A" ("Final MVBMS Excess Fees");

     "B", the EBITDA for the migration list in the U.S.;

                                                                        Page 10.

     "C", the Adjustment for Migration List Clients.

     If the amount "A" (Final MVBMS Excess Fees) is greater than the amount "C" (Adjustment for Migration List Clients), the amount to be paid under the Merger Agreement for Migration List Clients in the U.S. shall be calculated on the basis of the following formula:

     [B - (A - C)] x multiple

     If the amount "A" (Final MVBMS Excess Fees) is equal to or less than the amount "C" (Adjustment for Migration List Clients), the amount to be paid under the Merger Agreement for Migration List Clients in the U.S. shall be calculated on the basis of the following formula:

     B x multiple

     12.2.2 Notwithstanding the provision of Clause 12.2.1 above, in the event that as a result of the audit of the Actual Accounts carried out by the Independent Auditor as provided in Clause 1.5.1.2 of the Merger Agreement, the Independent Auditor determines that the Actual Audited Value of HA Contributions is lower than the Actual Value of HA Contributions (i.e. the value resulting from the Actual Accounts attached hereto), the amount to be paid under the Merger Agreement for Migration List Clients in the U.S. shall be calculated on the basis of the provisions provided in Clause
     12.2.1 above but the amount "C" shall only be taken into account in such formula up to the amount corresponding to the amount of the MVBMS fees calculated on the basis of a 1.1% commission on net billings for 1998.


Article 13 - Miscellaneous financing matters
--------------------------------------------

13.1 Release of Guarantees

     The Parties undertake to cause New MP to provide its best efforts to obtain the substitution and release of any guarantees provided by HA or any HA group companies to third parties in connection with the activities of the Acquired Companies as soon as reasonably possible after the Merger Date.

     Until such time as such substitution and release are obtained, should HA or any HA group company have to make any payments to third parties under any such guarantee, New MP shall pay or cause to be paid to HA or the relevant HA group company any amount thus paid, upon request.

13.2 Financing Arrangements

     Prior to the Merger Date, the Interim Committee shall review all financial arrangements and guarantees between the Acquired Companies and HA or HA group companies and MP Shareholders, and shall decide which arrangements they wish to maintain after the

                                                                        Page 11.

     Merger Date and which should be terminated forthwith, which termination HA and the MP Shareholders shall cause, if so required.

13.3 Migration U.S. and Mexico

     The obligation of New MP provided in Article 1.3.1 of the Merger Agreement is subject to New MP having reviewed to its satisfaction the financial information that will be provided by HA with this respect. Upon review, New MP will decide by simple majority of the Board of Directors at its discretion whether it wishes to proceed with the transfer of the U.S. and/or Mexico or not.

13.4 Annex G and H of the Merger Agreement

     Annex G

     For the purpose of the valuation of HA-contributed media Business in Portugal, Average Net Cash position during the 1998 fiscal year shall also be taken into account, using MP bench-marking.

     Annex H

     The data established in Annex H (Proforma Migration List) of the Merger Agreement shall be adjusted, prior to Merger Date, to reflect the true figures used for the respective client fees and EBITDA calculations, for the purposes of the Merger Agreement.


13.5 Cash UK

     The Independent Auditor appointed under Clause 1.5.1.2 of the Merger Agreement shall determine the Average Net Cash position of Mediapolis UK for the year 1999 pursuant to the principles and methods provided for in
     Section 1.5.1.2 of the Merger Agreement (the "1999 Audited Average Net Cash Position of Mediapolis UK").

     If the 1999 Audited Average Net Cash Position of Mediapolis UK is lower than the amount of the Average Net Cash Position of Mediapolis UK used for the purpose of the valuation, HA shall pay to New MP the amount of the difference between these two amounts.

13.6 Commissions

     HA guarantees that, as long as the MVBMS clients are clients of the HA group, the commissions for media services payable to New MP or the relevant subsidiary from 1/st/ January 1999 shall be calculated on the basis of a 1.1% commission on net billings.

                                                                        Page 12.

Article 14 - Coordination Interim Committee, Reporting
------------------------------------------------------

In addition to any other terms and conditions agreed in the Merger Agreement, and subject to the first paragraph of Clause 14.1 below, the Parties undertake and agree on the following obligations to be applicable for the period up to the Merger Date.

14.1 Interim Committee:

Until approval of the Merger is obtained from the European Commission, the Interim Committee will take a purely advisory role and not an executive role, unless otherwise authorized by the European Commission. Until said approval or authorization is obtained, HA and MP shall abstain from effecting any acts that could affect the Merger or outside the ordinary course of business.

Subject to the immediately preceding paragraph, from the date hereof until the Merger Date, HA Group and MP Group will be managed in coordination by a committee (the "Interim Committee") composed of eight members. The functions and responsibilities of the Interim Committee shall be, in general, to supervise, control and direct all the activities of the Media Business Contributions of HA and MP. Without limitation, the Interim Committee will, whenever it considers convenient:

(i) review and approve the acts and decisions of managers and Directors of the Media Business Contributions;

(ii) establish business guidelines and policies, and provide instructions for any employees;

(iii) remove or replace Directors or employees of the Media Business Contributions;

(iv) assist and participate in all Board or management meetings in any of the companies of the Media Business Contributions;

(v) have the right to request and obtain from the Media Business Contributions any information without limitation;

(vi) approve, disapprove or instruct to execute any agreement or contract affecting the Media Business Contributions;

(vii) approve any acts to be taken by each respective company's management of the Media Business Contributions if they are included in the acts listed in paragraph b) below (the "Majority Acts"). No Media Business Contributions company may take or implement any Majority Acts without the prior approval of the Interim Committee.

14.2 Calling and voting majorities

The calling of an Interim Committee shall be effected by any member by fax or hand-delivered letter to the addresses established below.

                                                                        Page 13.

Subject to Clause 14.1 (1/st/ paragraph), all decisions of the Interim Committee will be taken by majority vote except the following decisions which will require unanimity:

     (i) Acquisition of shares, partnership interests or any kind of equity instruments in an amount greater than (the equivalent of) one million United States dollars ($1,000,000) per transaction;

     (ii) Direct or indirect sale of a business generating a gross yearly income greater than (the equivalent of) one million United States dollars ($1,000,000);

     (iii) Incorporation or liquidation of any company or other juridical person;

     (iv) Entering into any joint venture, partnership or any other similar agreement;

     (v) Entering into any bank loan or debt restructuring agreement greater than double the net worth of the relevant company;

     (vi) Granting pledges, guarantees or similar undertakings to third parties;

     (vii) Any investment not provided for in the annual budgets for operations and investments for amounts greater than (the equivalent of) one million United States dollars ($1,000,000);

     (viii) Any transaction with the shareholders, managers or any entity (or entities) which Controls (as defined below), is Controlled by or is under the common Control with, a shareholder (a "Related Party or Parties") except those executed in the ordinary course of business; Control shall mean the fact of owning, directly or indirectly, more than 50% of the shares or voting rights of any entity or having any contractual right to appoint the management of an entity pursuant to such entity's by-laws, a shareholders agreement or any equivalent document.

In the event of a tie vote, the General Coordinator mentioned in clause 14.3 below will have a casting vote.

14.3 Composition

The Interim Committee will be composed of the following eight members:

            -   Fernando Rodes (General Coordinator)
            -   Alphonso Rodes
            -   Jorge Ustrell
            -   Joaquin Bohorquez
            -   Alain de Pouzilhac
            -   Jacques Herail
            -   Richard Pace
            -   Didier Colmet-Daage

                                                                        Page 14.

The General Coordinator will have the capacity to exercise all the faculties and rights of the Interim Committee listed above, fully and without limitations, except the acts listed in the previous paragraph requiring a supermajority vote to be passed by the Interim Committee, subject in all cases to Clause 14.1 (1/st/ paragraph).

The Interim Committee members are appointed until Merger Date. The removal of any Interim Committee member prior to that date will require a unanimous decision by all Parties to this Agreement.

14.4 Compliance undertaking

The Parties shall ensure that any company, corporate body or employee in its Media Business Contributions will collaborate with, follow any instructions from and implement any decisions of the Interim Committee or the General Coordinator efficiently and speedily.

14.5 Reporting

The Interim Committee shall review and determine the best way for New MP to comply reasonably with HA's reporting procedures after the Merger Date.

Article 15 - Miscellaneous
--------------------------

15.1 Notices

     Any notice, request, demand or other communication given with reference to this Agreement shall be delivered as provided in the Merger Agreement.

15.2 Governing Law

     This Agreement shall be governed by and construed in accordance with the substantive laws of Spain.

15.3 Assignability

     Except as provided expressly herein or in any of the Implementation Agreements, this Agreement will bind any successors of the Parties (and specifically to the Martinez-Rovira Family as described in the Shareholders Agreement), but no rights or obligations may be assigned to any third Party.

15.4 Jurisdiction

     Except as otherwise expressly stated herein any controversy or claim arising out of or relating to the Merger Agreement as amended by this Agreement (including without limitation a breach thereof or the rights or liabilities of the Parties thereunder as well as all matter related to the signature, interpretation, validity and termination of the Merger Agreement) shall be exclusively referred to and finally settled by arbitration under the

                                                                        Page 15.

     Arbitration Rules of the Chamber of Commerce and Industry of Geneva (CCIG) (the "Court"). The arbitral tribunal shall be composed of three members.

     The Parties to any controversy or claim will jointly appoint three arbitrators and, if within 30 days from the request of one party (whether as plaintiff or defendant), the Parties fail to do so, then the Court will appoint such three arbitrators, one of whom shall be neither a Spanish nor a French national or resident.

     The arbitration shall be held in Geneva. The written submissions and the proceedings shall be made and conducted in the English language.

     The arbitration award shall be based on law and not on equity (equidad "amiable composition") and shall not be subject to appeal.

     Judgement upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.

15.5 Cross-reference

     The cross reference in Section 1.2.2 (c) of the Merger Agreement to Section
     6.3 of such Agreement should be read as a reference to Section 6.2.

15.6 Term of the Merger Agreement

     This Agreement (and therefore the Merger Agreement) will be valid until the 8/th/ anniversary of the effective Merger Date.

15.7 Amendment to the Merger Agreement

     This Agreement is part of the Merger Agreement which, all approvals provided for in Article 12 of such Merger Agreement having been obtained, is binding on the parties. Except as modified by this Agreement, the Merger Agreement shall continue to apply according to its terms.

                                                                        Page 16.

Executed in Barcelona, on 22 March 1999

For the purpose of identifying the executed copies of this Agreement, the Parties have requested Mr. Richard Pace or Mr. Jean Reynaud for HA and Antonio Sanchez-Pedreno or Jacqueline Bulder for MP Shareholders and New MP to initial the final versions of this Agreement as a consequence whereof the Parties have only executed the execution page of this Agreement.

     /s/ Enrique Pinel Lopez
------------------------------------------------
DEYA, S.A.
represented by Mr. Enrique Pinel Lopez

     /s/ Leopoldo Rodes Castane
------------------------------------------------
ADVERTISING ANTWERPEN B.V.
represented by Mr. Leopoldo Rodes Castane

     /s/ Francisco Gonzalez-Robatto Fernandez
------------------------------------------------
CANTABRO CATALANA DE INVERSIONES, S.A.
represented by Mr. Francisco Gonzalez-Robatto
Fernandez

     /s/ Manuel Esteve-Claramun
------------------------------------------------
COMPANIA DE CARTERA E INVERSIONES, S.A.
represented by Mr. Manuel Esteve-Claramun

     /s/ Fernando Rodes Vila
------------------------------------------------
CALLE ARCOS, S.L.
represented by Mr. Fernando Rodes Vila

     /s/ Jose Martinez-Rovira Vidal
------------------------------------------------
INVERMARO, S.L.
represented by Mr. Jose Martinez-Rovira Vidal

     /s/ Alfonso Rodes Vila
------------------------------------------------
INVERSIONES Y SERVICIOS PUBLICITARIOS S.A.
represented by Mr. Alfonso Rodes Vila

     /s/ Alain de Pouzilhac
------------------------------------------------
HAVAS ADVERTISING S.A.
represented by Mr. Alain de Pouzilhac

                                                                        Page 17.

                                    Annex A

                                Actual Accounts

                 ____________________________________________
                          HAVAS ADVERTISING MEDIA

                                ACTUAL ACCOUNTS
                 ____________________________________________

                                                                March 18th, 1999

                          HAVAS ADVERTISING BUSINESS
                          --------------------------
                            (IN 000, FRENCH FRANCS)
                            -----------------------

                                               -------------------------------------------
                                                           AVERAGE               DETAILS
                                                EBITDA      CASH      LUMP SUM     IN
                                                           (DEBT)                EXHIBIT
                                               -------------------------------------------
I.   Standard valuation
method                                         74 176       462 741                   1
     France, UK, USA,
     Netherlands                                   [*]                               [*]
     Ltip Adjustment:                              [*]                               [*]
     - France
     - UK                                          [*]                               [*]
     Y&R Contribution adjustment:                  [*]                               [*]
     - France
     - UK                                     ---------------------------------
                                     Sub-Total     [*]           [*]        [*]
                                              ---------------------------------

II.  Adjusted standard
method                                             [*]           [*]                 [*]
     - Portugal                                    [*]                               [*]
     - Argentina                                   [*]                               [*]
     - Italy migration list                        [*]                               [*]
     - France migration list
                                              ---------------------------------
                                     Sub-Total     [*]           [*]        [*]
                                              ---------------------------------

III.  Project cost
     - Italy                                                                [*]

IV.  Others
     - Spain                                                                [*]
     - Avoir fiscal                                                         [*]
                                              ---------------------------------
     TOTAL                                         [*]           [*]        [*]
                                              ---------------------------------

                                     multiple      [*]
                                              ---------------------------------
                                                   [*]           [*]        [*]
                                              =================================

                                                   --------------
           CONTRIBUTION                               1 801 465
                                                   --------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 1.
                                                                      ----------



P&L                           KFRF
----------------------------------------------------------------------------------------------------------------------------------
             1998               FR-AFFI  FR-CONCERTO    FR-HCA      FR-MCBB         FR-         FR-SEM  FR-CCA     TOTAL FRANCE
                                CONSEIL     MEDIA      WORLDWIDE                MEDIAPOLIS
                                                                                  FRANCE
----------------------------------------------------------------------------------------------------------------------------------
                  Echange Rate
                               ---------------------------------------------------------------------------------------------------
BILLINGS                             [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
CLIENT FILES                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
MEDIA INCOME                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
OTHER INCOME                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME                   [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
----------------------------------------------------------------------------------------------------------------------------------
                                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
COMPENSATION                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
Rent & occupancy                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Fees and subscriptions               [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Leasings                             [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Depreciation                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Management fees                      [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Travel - entertainment               [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Public relations                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
New Business expenses                [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Telephone  mail                      [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Tax (other than income tax)          [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Computers                            [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Insurance                            [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Stationery and supply                [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Research                             [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
Miscellaneous                        [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                 [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
OPERATING EXPENSES RECHARGED         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
TO SUBSIDIARIES
                               ---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES             [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
----------------------------------------------------------------------------------------------------------------------------------
                                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DEBIT                                [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
----------------------------------------------------------------------------------------------------------------------------------
                                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
NON-OPERATING (exp)                  [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
FINANCIAL Income (exp)               [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
PBT                                  [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                                     [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
TAX                                  [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------------------
NET PROFIT                           [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
MINORITY INTERESTS                   [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
PAT GROUP SHARE                      [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
EBIT                                 [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
DEPRECIATION                         [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
CASH DISCOUNTS
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
NEW EBIT DA                          [*]           [*]          [*]       [*]            [*]        [*]      [*]             [*]
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
CASH                                                            [*]                      [*]                                 [*]
                               ---------------------------------------------------------------------------------------------------

P&L
--------------------------------------------------------------------------------------------
             1998                    NLG-       UK-MEDIAPOLIS      US-SFM        TOTAL
                               MEDIAMAATWERK          UK
--------------------------------------------------------------------------------------------
                  Echange Rate
                              --------------------------------------------------------------
BILLINGS                                  [*]               [*]         [*]    14 462 711,2
                              --------------------------------------------------------------
                              --------------------------------------------------------------
CLIENT FILES                              [*]               [*]         [*]             [*]
MEDIA INCOME                              [*]               [*]         [*]             [*]
OTHER INCOME                              [*]               [*]         [*]             [*]
                              --------------------------------------------------------------
--------------------------------------------------------------------------------------------
TOTAL GROSS INCOME                        [*]               [*]         [*]       375 460,0
--------------------------------------------------------------------------------------------
                                          [*]               [*]         [*]             100%
                              --------------------------------------------------------------
                              --------------------------------------------------------------
COMPENSATION                              [*]               [*]         [*]       215 162,8
                              --------------------------------------------------------------
                                          [*]               [*]         [*]              57%
                              -------------------------------------------------------------
                              --------------------------------------------------------------
Rent & occupancy                          [*]               [*]         [*]        21 223,6
Fees and subscriptions                    [*]               [*]         [*]        19 411,5
Leasings                                  [*]               [*]         [*]         1 801,0
Depreciation                              [*]               [*]         [*]         8 067,9
Management fees                           [*]               [*]         [*]        10 423,0
Travel - entertainment                    [*]               [*]         [*]         8 322,0
Public relations                          [*]               [*]         [*]         3 894,6
New Business expenses                     [*]               [*]         [*]         2 266,9
Telephone  mail                           [*]               [*]         [*]         5 702,3
Tax (other than income tax)               [*]               [*]         [*]         3 207,7
Computers                                 [*]               [*]         [*]         6 348,4
Insurance                                 [*]               [*]         [*]         1 355,6
Stationery and supply                     [*]               [*]                     2 234,6
Research                                  [*]               [*]         [*]        28 081,0
Miscellaneous                             [*]               [*]         [*]         8 425,7
                              --------------------------------------------------------------
                              --------------------------------------------------------------
TOTAL OTHER EXPENSES                      [*]               [*]         [*]       128 765,9
                              --------------------------------------------------------------
                              --------------------------------------------------------------
OPERATING EXPENSES RECHARGED              [*]               [*]         [*]        34 577,0
TO SUBSIDIARIES
                              --------------------------------------------------------------
--------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                  [*]               [*]         [*]       309 351,7
--------------------------------------------------------------------------------------------
                                          [*]               [*]         [*]              82%
                              --------------------------------------------------------------
--------------------------------------------------------------------------------------------
DEBIT                                     [*]               [*]         [*]        66 108,4
--------------------------------------------------------------------------------------------
                                          [*]               [*]         [*]              18%
                              --------------------------------------------------------------
                              --------------------------------------------------------------
NON-OPERATING (exp)                       [*]               [*]         [*]        -3 393,6
                              --------------------------------------------------------------
                              --------------------------------------------------------------
FINANCIAL Income (exp)                    [*]               [*]         [*]        20 528,3
                              --------------------------------------------------------------
                              --------------------------------------------------------------
PBT                                       [*]               [*]         [*]        83 243,1
                              --------------------------------------------------------------
                                          [*]               [*]         [*]              22%
                              --------------------------------------------------------------
                              --------------------------------------------------------------
TAX                                       [*]               [*]         [*]        29 963,1
                              --------------------------------------------------------------

                              --------------------------------------------------------------
NET PROFIT                                [*]               [*]         [*]        53 279,9
                              --------------------------------------------------------------
                              --------------------------------------------------------------
MINORITY INTERESTS                        [*]               [*]         [*]             0,0
                              --------------------------------------------------------------
                              --------------------------------------------------------------
PAT GROUP SHARE                           [*]               [*]         [*]        53 279,9
                              --------------------------------------------------------------
                              --------------------------------------------------------------
EBIT                                      [*]               [*]         [*]        66 108,4
DEPRECIATION                              [*]               [*]         [*]         8 067,9
CASH DISCOUNTS                                                                          0,0
                              --------------------------------------------------------------
                              --------------------------------------------------------------
NEW EBIT DA                               [*]               [*]         [*]        74 176,3
                              --------------------------------------------------------------
                              --------------------------------------------------------------
CASH                                      [*]               [*]         [*]       462 741,1
                              --------------------------------------------------------------

Notes: Cash discounts are already recorded in Gross Income thus in EBITDA. Tax presented is "notional" as if these companies were not a part of Havas Advertising tax consolidation.

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 2.
                                                                      ----------

MEDIAPOLIS France
-----------------

                                                  PER MAN ACCTS           ADJUSTMENTS              REVISED
                                                ------------------  ------------------------  ------------------
BILLINGS                                                       [*]                       [*]                 [*]

CLIENT FEES                                                    [*]                       [*]                 [*]
MEDIA INCOME
OTHER INCOME
                                                ----------------------------------------------------------------
GROSS INCOME                                                   [*]                       [*]                 [*]
                                                ----------------------------------------------------------------

COMPENSATION                                                   [*]                       [*]                 [*]
OTHER EXPENSES                                                 [*]                       [*]                 [*]
DEPRECIATION                                                   [*]                                           [*]
                                                ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       [*]                       [*]                 [*]
                                                ----------------------------------------------------------------

                                                ----------------------------------------------------------------
OPERATING PROFIT (Ebit)                                        [*]                       [*]                 [*]
                                                ----------------------------------------------------------------

INTEREST INCOME                                                [*]                       [*]                 [*]
NON OPERATING                                                  [*]                                           [*]

                                                ----------------------------------------------------------------
PROFIT BEFORE TAX & LTIP                                       [*]                       [*]                 [*]
                                                ----------------------------------------------------------------

LTIP                                                           [*]                       [*]                 [*]

                                                ----------------------------------------------------------------
PBT                                                            [*]                       [*]                 [*]
                                                ----------------------------------------------------------------
EBIT DA                                                        [*]                       [*]                 [*]

MEDIA INCOME Y&R                                                                                             [*]
i.e. % total                                                                                                 [*]

Y&R contribution                                                                                             [*]

                                                                                            --------------------
Y&R adjustement                                                [*]                                           [*]
                                                                                            --------------------

LTIP computation

ABOVE PBT                                                      [*]
SHARED WITH MANAGERS                                           [*]                       [*]                 [*]
AFTER TAX EFFECT                                               [*]                       [*]                 [*]
                            rounded                                                                          [*]

NEW TRESHOLD                                                   [*]
SHARED WITH MANAGERS                                           [*]                                           [*]
AFTER TAX EFFECT                                               [*]                                           [*]

                                                                                            --------------------
LTIP adjustement                                                                                             [*]
                                                                                            --------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 3.
                                                                      ----------

MEDIAPOLIS UK
-------------
                                                      Exchange Rate         9,78

                                              PER MAN ACCTS           ADJUSTMENTS           REVISED
                                              -------------          -------------     ----------------
                                                 (Pounds)              (Pounds)            (Pounds)            FF
BILLINGS                                               [*]                     [*]                  [*]       [*]

CLIENT FEES                                            [*]                     [*]                  [*]       [*]

OTHER INCOME
- MEDIA SURPLUSES                                      [*]                     [*]                  [*]       [*]
- POSTER REBATE                                        [*]                     [*]                  [*]       [*]
- EXCHANGE GAINS                                       [*]                     [*]                  [*]       [*]
- EARLY PAYMENT DISCOUNTS                              [*]                     [*]                  [*]       [*]
- CLIENT OVERPAYMENTS                                  [*]                     [*]                  [*]       [*]
- MEDIA OWNER REBATES                                  [*]                     [*]                  [*]       [*]
- NON-MEDIA SURPLUSES                                  [*]                     [*]                  [*]       [*]
- 1997 RESIDUE (Y&R & WCRS)                            [*]                     [*]                  [*]       [*]
                                              ---------------------------------------------------------
                                                                               [*]                  [*]       [*]
                                              ---------------------------------------------------------

                                              ---------------------------------------------------------
GROSS INCOME                                           [*]                     [*]                  [*]       [*]
                                              ---------------------------------------------------------

COMPENSATION                                           [*]                     [*]                  [*]       [*]
OTHER EXPENSES                                                                 [*]                  [*]       [*]
DEPRECIATION                                                                                        [*]       [*]
                                              ---------------------------------------------------------
TOTAL OPERATING EXPENSES                                                       [*]                  [*]       [*]
                                              ---------------------------------------------------------

                                              ---------------------------------------------------------
OPERATING PROFIT (Ebit)                                [*]                     [*]                  [*]       [*]
                                              ---------------------------------------------------------

INTEREST INCOME                                        [*]                     [*]                  [*]       [*]

                                              ---------------------------------------------------------
PROFIT BEFORE TAX & LTIP                               [*]                     [*]                  [*]       [*]
                                              ---------------------------------------------------------

LTIP                                                   [*]                     [*]                  [*]       [*]

                                              ---------------------------------------------------------
PBT                                                    [*]                     [*]                  [*]       [*]
                                              ---------------------------------------------------------
EBIT DA                                                [*]                     [*]                  [*]       [*]
EBIT DA - 50% OTHER INCOME                                                                          [*]       [*]


MEDIA INCOME Y&R                                                                                    [*]       [*]
i.e. % total                                                                                        [*]

Y&R contribution                                                                                    [*]       [*]

                                                                                                          -------
Y&R adjustement                          [*]                                                        [*]       [*]
                                                                                                          -------


LTIP computation

0-650                                    [*]           [*]                               [*]        [*]       [*]
650-800                                  [*]           [*]                                          [*]       [*]
800-900                                  [*]           [*]                                          [*]       [*]
900 and above                            [*]           [*]                                          [*]       [*]
                                              ---------------------------------------------------------
                                                       [*]                                          [*]       [*]
                                              ---------------------------------------------------------
new treshold                             [*]                                                        [*]       [*]
1800 and above                           [*]

                                                                                                          -------
LTIP adjustement                                                                                    [*]       [*]
                                                                                                          -------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 4.
                                                                      ----------

PORTUGAL MEDIA BUSINESS
-----------------------
(in 000. French Francs)


Exchange rate used : 1 Pte =                    0,0327
----------------------------                    ------



                                                        IN 000.ESC            IN 000.FF
                                                       ------------         -------------
BILLINGS                                                    [*]                       [*]

CLIENT FEES                                                 [*]                       [*]
MEDIA INCOME                                                [*]                       [*]
OTHER INCOME                                                [*]                       [*]

----------------------------------------------------------------------------------------------------
TOTAL GROSS INCOME                                          [*]                       [*]
----------------------------------------------------------------------------------------------------

EBITDA MEDIA PLANNING Portugal %                            [*]                       [*]

----------------------------------------------------------------------------------------------------
ADJUSTED VALUE                                              [*]                       [*]
----------------------------------------------------------------------------------------------------

CASH

NACP MEDIAPLANNING Portugal % Billings                        [*]             [*]
                                                 ---------------------------------------------------
NACP MEDIAPOLIS                                               [*]             [*]
                                                 ---------------------------------------------------


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 5.
                                                                      ----------


ARGENTINA
---------
(EURO RSCG SA + ICONOS COMUNICACIONES SA)


(IN THOUSAND ARS)

                               BILLINGS       CLIENT        MEDIA         TOTAL        EBITDA            EBITDA
                               --------       ------        -----         -----        ------
                                               FEES         INCOME                       %              Adjusted
                                               ----         ------                       --
GROUP 1
-------
[*]                               [*]                         [*]           [*]
[*]                               [*]           [*]           [*]           [*]
[*]                               [*]           [*]           [*]           [*]
                           ---------------------------------------------------------                 ---------
                                  [*]           [*]           [*]           [*]           [*]              [*]
GROUP 2
-------
[*]                               [*]           [*]           [*]           [*]
[*]                               [*]                         [*]           [*]
[*]                                                                         [*]
                           ---------------------------------------------------------                 ---------
                                  [*]           [*]           [*]           [*]           [*]              [*]
GROUP 3
-------
[*]                               [*]                         [*]           [*]
[*]                               [*]           [*]           [*]           [*]
[*]                               [*]           [*]           [*]           [*]
                           ---------------------------------------------------------                 ---------
                                  [*]           [*]           [*]           [*]           [*]              [*]

------------------------------------------------------------------------------------              ------------
GRAND-TOTAL (1+2+3)               [*]           [*]           [*]           [*]                            [*]
------------------------------------------------------------------------------------              ------------

                                                    Exchange Rate:        5,62
                                                                  ------------------              ------------
                                                                    In 000. FF                             [*]
                                                                  ------------------              ------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 6.
                                                                      ----------


ITALY MIGRATION LIST
--------------------
(in Million French Francs)

Exchange rate used : 1 000 Liras = 3.4 FF
-----------------------------------------

                                    TOTAL
                               -----------------

CLIENT FEES                                  [*]
MEDIA INCOME                                 [*]
OTHER INCOME                                 [*]

------------------------       -----------------
TOTAL GROSS INCOME                           [*]
------------------------       -----------------

COMPENSATION                                 [*]

OTHER EXPENSES                               [*]

------------------------       -----------------
TOTAL OPERATING EXPENSES                     [*]
------------------------       -----------------

------------------------       -----------------
EBIT                                         [*]
------------------------       -----------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                      EXHIBIT 7.
                                                                      ----------


FRANCE MIGRATION LIST
---------------------
(in Million French francs)

                                                         ---------------------
                                                             BETC  GBHR  TOTAL
                                                         ---------------------

CLIENT FEES                                                   [*]   [*]    [*]
MEDIA INCOME                                                               [*]
OTHER INCOME                                                               [*]

                                                         ---------------------
TOTAL GROSS INCOME                                            [*]   [*]    [*]
                                                         ---------------------

COMPENSATION                                                  [*]   [*]    [*]

OTHER EXPENSES                                                [*]   [*]    [*]

                                                         ---------------------
TOTAL OPERATING EXPENSES                                      [*]   [*]    [*]
                                                         ---------------------

                                                         ---------------------
EBIT                                                          [*]   [*]    [*]
                                                         ---------------------


EBITDA HA France %                                                         [*]

ADJUSTED VALUE                                                             [*]

Note: lost clients in 1998 has not been taken into account in the Gross Income

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                  MEDIA PLANNING ACTUAL ACCOUNTS

P & L
-----

(000 000)ESP
----------------------------------------------    -----------------------------------------------------------------------------
                       1998                       MPESP            MPPOR               MPMEX         TOTAL MP VALUE
----------------------------------------------    -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 BILLINGS                                              [*]               [*]                  [*]              140.840
                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------
 CLIENT FEES                                           [*]    [*]        [*]    [*]           [*]  [*]             [*]     [*]
 MEDIA INCOME                                          [*]    [*]        [*]    [*]           [*]  [*]             [*]     [*]
 OTHER INCOME                                          [*]    [*]        [*]    [*]           [*]  [*]             [*]     [*]
                                                  ----------------------------------------------------------------------------
----------------------------------------------    -----------------------------------------------------------------------------
 TOTAL GROSS INCOME                                    [*]    [*]        [*]    [*]           [*]  [*]           9.913    7,04%
----------------------------------------------    ----------------------------------------------------------------------------
                                                       [*]               [*]                  [*]                  100%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 COMPENSATION                                          [*]    [*]        [*]    [*]           [*]  [*]           3.682    2,61%
                                                  -----------------------------------------------------------------------------
                                                       [*]               [*]                  [*]                   37%
                                                  -----------------------------------------------------------------------------

                                                  -----------------------------------------------------------------------------
 Rent & Occupancy                                      [*]    [*]        [*]    [*]           [*]  [*]             392    0,28%
 Fees and subscriptions                                [*]    [*]        [*]    [*]           [*]  [*]             115    0,08%
 Leasings                                              [*]    [*]        [*]    [*]           [*]  [*]               0    0,00%
 Depreciation                                          [*]    [*]        [*]    [*]           [*]  [*]             324    0,23%
 Management fees                                       [*]    [*]        [*]    [*]           [*]  [*]               0    0,00%
 Travel - entertainment                                [*]    [*]        [*]    [*]           [*]  [*]             180    0,13%
 Public relations                                      [*]    [*]        [*]    [*]           [*]  [*]             110    0,08%
 New Business expenses                                 [*]    [*]        [*]    [*]           [*]  [*]               0    0,00%
 Telephone mail                                        [*]    [*]        [*]    [*]           [*]  [*]             121    0,09%
 Tax (other than income tax)                           [*]    [*]        [*]    [*]           [*]  [*]              46    0,03%
 Computers                                             [*]    [*]        [*]    [*]           [*]  [*]              47    0,03%
 Insurance                                             [*]    [*]        [*]    [*]           [*]  [*]               5    0,00%
 Stationery and supply                                 [*]    [*]        [*]    [*]           [*]  [*]              74    0,05%
 Research                                              [*]    [*]        [*]    [*]           [*]  [*]             267    0,19%
 Miscellaneous                                         [*]    [*]        [*]    [*]           [*]  [*]             333    0,24%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 TOTAL OTHER EXPENSES                                  [*]    [*]        [*]    [*]           [*]  [*]           2.014    1,43%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 OPERATING EXPENSES RECHARGED TO SUBSIDIARIES          [*]    [*]        [*]    [*]           [*]  [*]               0    0,00%
----------------------------------------------    -----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                              [*]    [*]        [*]    [*]           [*]  [*]           5.696    4,04%
----------------------------------------------    -----------------------------------------------------------------------------
                                                       [*]               [*]                  [*]                   57%
                                                  -----------------------------------------------------------------------------
----------------------------------------------    -----------------------------------------------------------------------------
 EBIT                                                  [*]    [*]        [*]    [*]           [*]  [*]           4.217    2,99%
----------------------------------------------    -----------------------------------------------------------------------------
                                                       [*]               [*]                  [*]                   43%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 NON OPERATING (Profit)                                [*]    [*]        [*]    [*]           [*]  [*]             270    0,19%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 FINANCIAL Income (exp)                                [*]    [*]        [*]    [*]           [*]  [*]            -258   -0,18%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 PBT                                                   [*]    [*]        [*]    [*]           [*]  [*]           4.229    3,00%
                                                  -----------------------------------------------------------------------------
                                                       [*]               [*]                  [*]                   43%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 TAX                                                   [*]    [*]        [*]    [*]           [*]  [*]           1.119    0,79%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 NET PROFIT                                            [*]    [*]        [*]    [*]           [*]  [*]           3.110    2,21%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 MINORITY INTERESTS                                    [*]    [*]        [*]    [*]           [*]  [*]             185    0,13%
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
 PAT GROUP SHARE                                       [*]    [*]        [*]    [*]           [*]  [*]           2,925    2,08%
                                                  -----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 EBIT                                                  [*]               [*]                  [*]                  [*]
 DEPRECIATION                                          [*]               [*]                  [*]                  [*]

 EBITDA                                                [*]               [*]                  [*]                  [*]
 MINORITY INTEREST                                     [*]               [*]                  [*]                  [*]

 EBITDA GROUP SHARE                                    [*]               [*]                  [*]                  [*]

 M = [*]
-------------------------------------------------------------------------------------------------------------------------------
 ENTERPRISE VALUE                                      [*]               [*]                  [*]                  [*]
-------------------------------------------------------------------------------------------------------------------------------

 AVERAGE CASH POSITION                                 [*]               [*]                  [*]                  [*]
 MINORITY INTEREST                                     [*]               [*]                  [*]                  [*]

 AVERAGE CASH POSITION GROUP SHARE                     [*]               [*]                  [*]                  [*]

 REAL ESTATE VALUE                                                                                                 [*]

 CARS VALUE                                                                                                        [*]

 COLOMBIA PROJECT COST VALUE                                                                                       [*]

 ARGENTINA PROJECT COST VALUE                                                                                      [*]

 EXTRAORDINARY MANAGEMENT INCENTIVES                                                                               [*]

 EXTRAORDINARY DIVIDEND                                                                                            [*]
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL NET CASH VALUE                                                                                              [*]
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 EQUITY VALUE                                                                                                      [*]
-------------------------------------------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.